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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                   FORM 8-K

                                Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 2, 2000

                      GULF STATES STEEL, INC. OF ALABAMA
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                   (Debtor-in-Possession as of July 1, 1999)
            (Exact name of registrant as specified in its charter)

           Alabama                                 63-114 1013
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  (State or other jurisdiction          (I.R.S. Employer Identification No.)
of incorporation or organization)

    174 South 26th Street
      Gadsden, Alabama                               35904-1935
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    (Address of principal                            (Zip Code)
      executive offices)

                                (256) 543-6100
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             (Registrant's telephone number, including area code)
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ITEM 5.      OTHER EVENTS
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     On August 2, 2000, the Registrant filed a Notice of Structured Closure of
Facilities with the United States Bankruptcy Court for the Northern District of Alabama Eastern Division. The Registrant has determined that its business is no longer economically viable and has determined to engage in the structured closure of its facilities.

     On August 4, 2000 and August 8, 2000, respectively, the lenders under the Registrant's debtor-in-possession revolving credit facility and term loan gave notice to the Registrant of an event of default under the applicable loan agreements.

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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

                                  GULF STATES STEEL, INC. OF ALABAMA
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                                  (Registrant)

                                  /s/ James Grimm
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                                  James Grimm, Senior Vice President and Chief
                                  Financial Officer